EXHIBIT 10.27

                                AMENDMENT NO. 18

                                       TO

                            AIRLINE LEASE NO. AC-865

     THIS AMENDMENT TO CONTRACT OF LEASE is made and entered into as of the 27th day of July, 2001, by and between MILWAUKEE COUNTY, a municipal corporation, organized and existing as one of the counties in Wisconsin (hereinafter referred to as "Lessor" or "County"), and MIDWEST EXPRESS AIRLINES, INC., a corporation organized and existing under the laws of the State of Wisconsin (hereinafter referred to as "Lessee" or "Airline").

                              W I T N E S S E T H :

     THAT, WHEREAS, the parties hereto have heretofore entered into an Airline Lease dated April 5, 1985, as amended, relating to space, occupancy and the use of the premises and facilities of General Mitchell International Airport (GMIA) for the transportation of persons and cargo by air; and

     WHEREAS, Airline requests that Lessor assign portions of unassigned terminal building areas to Airline for Airline to construct additional Gate Hold Room, Ticket Counter Office, and Concourse Lower Level Office Finished space; and,

     WHEREAS, on June 22, 2000, (File No. 00-375) County's Board of Supervisors approved amending Airline's Lease to add additional Gate Hold Room, Ticket Counter Office, and Concourse Lower Level Office Finished space;

     NOW, THEREFORE, for and in consideration of the premises and of the mutual covenants and agreements herein contained and other valuable considerations, it is mutually agreed between the parties hereto that the aforesaid agreement dated April 5, 1985, as amended, be and is hereby further amended in the following particulars, to wit:

     1. Effective on April 1, 2000, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

     "S. LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON APRIL 1, 2000

          For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                                         Relative
Space Function                              Sq. Ft.     Cost Factor      ERUs
--------------                             ---------    -----------    ---------

Concourse Lower Level Office Unfinished          -0-         .20             -0-
(Unheated)

Concourse Lower Level Office Unfinished
(Heated)                                    4,588.50         .70        3,211.95

Concourse Lower Level Office Finished
(Heated & Air Conditioned)                 30,695.90         .85       26,091.52


Concourse Upper Level Office Unfinished          -0-         .95             -0-

Concourse Upper Level Office Finished       5,793.00         .95        5,503.35

Ticket Counter                              1,257.20        1.10        1,382.92

Ticket Counter Office                       1,901.60         .95        1,806.52

Gate Hold Rooms                            19,692.00        1.00       19,692.00

Baggage Makeup Area                         5,619.10         .75        4,214.33

Baggage Service Office                        405.00        1.00          405.00

Hold Room Stairwell                         1,796.44         .15          269.47

Basement                                         -0-         .25             -0-

Mezzanine Office Areas                           -0-         .90             -0-

Operations Control Tower                      401.00        1.08          433.08
                                           ---------                   ---------

TOTALS                                     72,149.74                   63,010.14

          The spaces outlined above are those occupied by Lessee on April 1, 2000, to which 235 square feet of Concourse Lower Level Office Finished space is added as shown on Exhibit "P", page 16 of 16, Rev. 4/00, attached hereto and made a part hereof."

     2. Effective on July 1, 2000, paragraph S of Article IV shall be deleted in its entirety and a new paragraph S inserted therefore, reading as follows:

     "S.  LESSEE'S EXCLUSIVE USE SPACE WITHIN THE TERMINAL BUILDING ON JULY 1,
          2000

          For purposes of calculation of Lessee's Terminal rents for those areas designated for Lessee's exclusive use in the Terminal Building, the following space definitions, relative cost factors, and resultant ERUs shall be utilized:

                                                         Relative
Space Function                              Sq. Ft.     Cost Factor      ERUs
--------------                             ---------    -----------    ---------

Concourse Lower Level Office
Unfinished (Unheated)                            -0-         .20             -0-

Concourse Lower Level Office
Unfinished (Heated)                         4,588.50         .70        3,211.95

Concourse Lower Level Office
Finished (Heated & Air Conditioned)        30,795.90         .85       26,176.52


Concourse Upper Level Office
Unfinished                                       -0-         .95             -0-

Concourse Upper Level Office
Finished                                    5,793.00         .95        5,503.35

Ticket Counter                              1,257.20        1.10        1,382.92

Ticket Counter Office                       2,076.60         .95        1,972.77

Gate Hold Rooms                            20,052.00        1.00       20,052.00

Baggage Makeup Area                         5,619.10         .75        4,214.33

Baggage Service Office                        405.00        1.00          405.00

Hold Room Stairwell                         1,796.44         .15          269.47

Basement                                         -0-         .25             -0-

Mezzanine Office Areas                           -0-         .90             -0-

Operations Control Tower                      401.00        1.08          433.08
                                           ---------                   ---------

TOTALS                                     72,784.74                   63,621.39

          The spaces outlined above are those occupied by Lessee on July 1, 2000, to which 100 square feet of Concourse Lower Level Office Finished space is added, as shown on Exhibit "P", page 16 of 16, Rev. 7/00, 175 square feet of Ticket Counter Office space (used as an employee coat room), as shown on Exhibit "P", page 1 of 16, Rev. 7/00, and 360 square feet of Gate Hold Room space, as shown on Exhibit "P", page 8 of 16, Rev. 7/00, all of which are attached hereto and made a part hereof."

     3. Except as specifically provided herein; the terms and conditions of the Lease heretofore entered into between the parties dated April 5, 1985, as amended, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be signed by their respective proper officers and their corporate seals hereto affixed on the dates hereinafter set forth.

                                     COUNTY

     Dated at Milwaukee, Wisconsin, this 27th day of July, 2001.


APPROVED:                                       MILWAUKEE COUNTY
                                                a municipal corporation


/s/  Airport Director         July 11, 2001     By: /s/  David A. Novak
-------------------------------------------        -----------------------------
Airport Director                       Date           David A. Novak
                                                      Director of Public Works


/s/  Corporation Counsel      July 17, 2001     By: /s/  Mark Ryan
-------------------------------------------        -----------------------------
Corporation Counsel                    Date          Mark Ryan
                                                     County Clerk

                                     AIRLINE

     Dated at Milwaukee, WI, this 28th day of June, 2001.

                                           MIDWEST EXPRESS AIRLINES, INC.
                                           a Wisconsin corporation


                                           By:    /s/ Robert S. Bahlman
                                                 -------------------------------
                                                  Robert S. Bahlman

                                           Title: Sr. Vice President
                                                 -------------------------------

                                           Date:  June 28, 2001
                                                 -------------------------------


                                           By:
                                                 -------------------------------


                                           Title:
                                                 -------------------------------

                                           Date:
                                                 -------------------------------



STATE OF WISCONSIN )
                   )  ss
MILWAUKEE COUNTY   )

     Personally came before me this 27th day of July, 2001, the above named David A. Novak, Director of Public Works for Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                           /s/  Carolyn Pucci-Schiel
                                           -------------------------------------
                                           Notary Public, Milwaukee Co., Wis.
                                           My commission expires:  2-03-02

STATE OF WISCONSIN )
                   )  ss
MILWAUKEE COUNTY   )

     Personally came before me this 27th day of July, 2001, the above named Mark Ryan, County Clerk of Milwaukee County, to me known to be the person who executed the foregoing instrument on behalf of Milwaukee County, and acknowledged the same to be the free act and deed of said County, made by its authority.


                                          /s/  Lori Mueller
                                          -------------------------------------
                                          Notary Public, Milwaukee Co., Wis.
                                          My commission expires:  10-19-03


STATE OF WISCONSIN  )
                    )  ss
COUNTY OF MILWAUKEE )

     Personally came before me this 28th day of June, 2001, Robert S. Bahlman, Sr. Vice President, and ______________, ________________, of MIDWEST EXPRESS AIRLINES, INC., Lessee above, to me known to be the persons who executed the foregoing instrument and to me known to be such officers of said corporation, and acknowledged that they executed the foregoing instrument as such officers as the deed of said corporation, by its authority.


                                          /s/  Linda C. Snyder
                                          --------------------------------------
                                          Notary Public, Linda C. Snyder
                                                         -----------------------
                                          My commission expires: January 2, 2005
                                                                ---------------


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